UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 6, 2008

ALICO, INC.
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(Exact Name of Registrant as Specified in Charter)

FLORIDA
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(State or Other Jurisdiction of Incorporation)

0-261
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(Commission File Number)

59-0906081
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IRS Employer
Identification No.)

POST OFFICE BOX 338,
LA BELLE, FLORIDA
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(Address of Principal Executive Offices)

33975
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(Zip Code)

Registrant's telephone number, including area code: (863) 675-2966

N/A
___________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
__ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
 On November 6, 2008, the Company issued a press release announcing Alico declares Dividend, Sets Annual Meeting date and Record Date for Annual Meeting.  A copy of the press release is attached as an exhibit to this Current Report on Form 8K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1- Press release announcing Alico declares dividend, sets annual meeting date and record date for annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.
(Registrant)

Date: November 6, 2008                                                                                     By: /s/ DAN L. GUNTER
                                                                                                                               Dan L. Gunter
                                                                                                                               Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1 Company Press Release issued November 6, 2008.